                                                                  EXHIBIT 10.7

                          DCC SHARE OPTION AGREEMENT

     THIS DCC SHARE OPTION AGREEMENT (the "Agreement") is made this 13/th/ day of May, 1998 by and among THE DERBY CYCLE CORPORATION (dba Raleigh USA Bicycle Company), a corporation organized and existing under the laws of Delaware, having its principal office at 22710 72nd Avenue South, Kent, Washington 98032 (the "Company"), DERBY INTERNATIONAL CORPORATION S.A., a corporation (societe
                                                                      -------
anonyme) organized and existing under the laws of the Grand Duchy of Luxembourg,
-------
having its registered office at 5 Boulevard de la Foire, L-1528 Luxembourg, Grand Duchy of Luxembourg ("Derby International"), DERBY FINANCE S.a.r.l., a corporation (societe a responsibilite limitee) organized and existing under the
             --------------------------------
laws of the Grand Duchy of Luxembourg, having its registered office at 15, rue de la Chapelle, L-1325 Luxembourg, Grand Duchy of Luxembourg ("DFS"), DC CYCLE, L.L.C., a limited liability company organized and existing under the laws of Delaware, having its registered office at 1209 Orange Street, Wilmington, Delaware ("LLC"), PERSEUS CYCLE, L.L.C., a limited liability company organized and existing under the laws of Delaware, having its principal office at Suite 610, 1627 I Street, N.W., Washington, D.C 20006 ("Perseus") and RALEIGH INDUSTRIES OF CANADA LIMITED, a corporation organized and existing under the laws of Canada, having its registered office at 2124 London Lane, Oakville, Ontario, L6H 5V8 Canada ("RIC").

     WHEREAS, the Company, Derby International, DFS, LLC and Perseus are parties to a certain Recapitalization Agreement dated as of March 11, 1998, as amended (the "Recapitalization Agreement");

     WHEREAS, DFS, LLC and Perseus hold or will hold all of the issued and outstanding Class A Common Shares of the Company (the "Class A Common Shares") and, in their capacity as shareholders of the Company, wish to agree to, and to agree to cause the Company to perform its obligations under this Agreement;

     WHEREAS, Derby International, holds or will hold all of the issued and outstanding shares in the capital stock of DFS and, in its capacity as the sole shareholder of DFS, Derby International wishes to agree to, and to agree to cause DFS to perform its obligations under this Agreement;

     WHEREAS, pursuant to a reorganization of the capital structure of RIC (the "Reorganization"), RIC has issued to Derby International fifteen thousand (15,000) non-voting, cumulative, exchangeable and retractable preferred shares (the "Exchangeable Shares") having attached thereto certain rights, privileges, restrictions and conditions contained in the Articles of Continuance of the Company, as amended by Articles of Amendment dated May 13, 1998, and as they may otherwise be amended, varied or replaced from time to time (collectively, the "Exchangeable Share Provisions");

     WHEREAS, it is the intention of the parties that the Exchangeable Shares shall have a fair market value at the Effective Time equal to the full fair market value of RIC at the Effective Time, which fair market value was fully reflected in the issued and outstanding Common Shares of RIC immediately before the effective Time;

     WHEREAS, in accordance with the Articles of Continuance of RIC, as amended, and in order to implement the intention of the parties that, at the Effective Time, the fair market value of the Exchangeable Shares is equal to the full fair market value of RIC at the Effective Time, the Board of Directors of RIC have, by resolution dated May 13, 1998, determined the Equivalent Number of ParentCo Common Shares to be 15,000 Class B Common Shares (the "Class B Common Shares") and 8,300 Class A Common Shares of the Company;

     WHEREAS, in accordance with the Articles of Continuance of RIC, as amended, and in particular in accordance with the Exchangeable Share Provisions, the Board of Directors of RIC may, from time to time, adjust the Equivalent Number of ParentCo Common Shares in order to insure that the fair market value of the Exchangeable Shares at the Effective Time is equal to the full fair market value of RIC at the Effective Time;

     WHEREAS, pursuant to the Exchangeable Share Provisions, the holder of the Exchangeable Shares may in certain circumstances receive the Equivalent Number of ParentCo Common Shares as defined in the Exchangeable Share Provisions;

     WHEREAS, pursuant to a Put and Call Option Agreement of even date between the parties (the "Put and Call Option Agreement"), the holder of the Exchangeable Shares may put and the Company may call the Exchangeable Shares.

in certain circumstances, in exchange for the Equivalent Number of ParentCo Common Shares (as defined in the Exchangeable Share Provisions);

          WHEREAS, Derby International and the other parties hereto have agreed pursuant to the Recapitalization Agreement on a value for the assets of Derby International to be transferred to the Company (which value for this purpose includes the fair market value of RIC) to be satisfied in part in cash, in part by retention by DFS of Class A Common Shares of the Company and the purchase by DFS of Class B Preferred Shares of the Company and in part by retention by Derby International of the Exchangeable Shares;

          WHEREAS, it is the intention of the parties that, at no time, shall DFS and Derby International (and their respective Affiliates), hold or be deemed to hold through exchange entitlements under the Exchangeable Shares from time to time, by reason of rights or the exercise thereof under this Agreement, the Put and Call Option Agreement, the Support Agreement of even date between the parties hereto or otherwise, Class A Common Shares (in excess of an aggregate of 30,000 of such shares) and Class B Common Shares (in excess of an aggregate of 15,000 of such shares) of the Company, such holdings, for this purpose, to include any Class A Common Shares or Class B Common Shares from time to time held or to be held by DFS and the Equivalent Number of ParentCo Common Shares, as determined by the Board of Directors of RIC, from time to time, in accordance with the Exchangeable Share Provisions in respect of the Exchangeable Shares held or to be held by Derby International; but shall not include Class A Common Shares or Class B Common Shares of the Company purchased by DFS, Derby International or their respective Affiliates or acquired by any of them as Substitute Property (as defined in the Put and Call Option Agreement), as a result of a Change or a Disposition (as such terms are defined in the Put and Call Option Agreement), or as a result of dividends, distributions or other payments on such shares; and

          WHEREAS, pursuant to the Recapitalization Agreement, DFS will retain 21,700 Class A Common Shares in the Company at the Effective Time;

          WHEREAS, in the event of an adjustment to the Equivalent Number of ParentCo Common Shares, the parties have acknowledged and agreed that the value of the other assets of Derby International transferred to the Company and of the consideration received and retained by DFS and Derby International must be increased or decreased, as the case may be, by a consequential and equal offsetting adjustment so as to reflect the proper value of RIC and of the other assets transferred;

          WHEREAS, in furtherance of the intentions of the parties as described above, the Company and DFS desire to agree to grant and receive the options described in this Agreement and to take such other steps as may be required to give effect thereto;

          NOW, THEREFORE, in consideration of the mutual premises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Definitions. Capitalized terms not otherwise defined herein shall have
          -----------
the same meanings contained in the Exchangeable Share Provisions, the Recapitalization Agreement, the Shareholders' Agreement (as defined in the Recapitalization Agreement) and the Put and Call Agreement.

2.        Calculations. For the purposes of calculating the Class A Entitlement
          -------------
and the Class B Entitlement hereunder, no regard should be had to the effect of any stock splits, reverse stock splits, combinations, consolidations or recapitalizations and the like effecting the Class A Common Shares or the Class B Common Shares of the Company (the "Adjustment Events"). For purposes of determining the rights and obligations of the Company and DFS hereunder, the Class A Deficit, the Class A Excess and the Class B Deficit as described herein shall then be deemed to be the number of Class A Common Shares or Class B Common Shares of the Company or Substitute Property (as defined in the Put and Call Option Agreement) as shall be obtained by applying the terms and conditions of the Adjustment Event(s) to the number of such shares included in such excess or deficit before the adjustment.

3.        Notice of Adjustment to Equivalent Number of ParentCo Common Shares.
          -------------------------------------------------------------------
If the Equivalent Number of ParentCo Common Shares is at any time after the Effective Time adjusted by the Board of Directors of RIC otherwise than as a result of the application of Section 10.1 of the Exchangeable Share Provisions, RIC shall immediately give notice in writing to the Company and the holders of the Exchangeable Shares specifying the adjusted Equivalent Number of ParentCo Common Shares and detailing the number of Class A Common Shares (the initial number of such Class A Common Shares and any adjusted number of such Class A

Common Shares being herein referred to as the "Class A Entitlement") and Class B Common Shares (the initial number of such Class B Common Shares and any adjusted number of such Class B Common Shares being herein referred to as the "Class B Entitlement") of the Company included in such adjusted Equivalent Number of ParentCo Common Shares and providing the basis on which such adjustment has been made.

4.        Class A Common Stock Options.
          ----------------------------

          (a) On receipt of the notice from RIC described in Section 3 above, and if the Class A Entitlement is less than eight thousand three hundred (8,300) Class A Common Shares of the Company, then the parties agree to cause the Company to issue to DFS, at one cent ($0.01) a share, such number of Class A Common Shares of the Company as is equal to the number by which 8,300 Class A Common Shares exceeds the Class A Entitlement (the "Class A Deficit").

          (b) On receipt of the notice from RIC described in Section 3 above, and if Class A Entitlement is greater than eight thousand three hundred (8,300) Class A Common Shares of the Company, then the Company shall have the right to require DFS to sell to the Company, for one cent ($0.01) a share, such number of Class A Common Shares of the Company as is equal to the number by which the Class A Entitlement exceeds 8,300 Class A Common Shares but is not more than 21,700 Class A Common Shares (the "Class A Excess").

5.        Class B Common Stock Options.
          ----------------------------

(a) On receipt of the notice from RIC described in Section 3 above and if the Class B Entitlement is less than fifteen thousand (15,000) Class B Common Shares of the Company, then the parties agree to cause the Company to issue to DPS, at one cent ($0.01) a share, such number of Class B Common Shares of the Company as is equal to the number by which 15,000 Class B Common Shares exceeds the Class B Entitlement (the "Class B Deficit").

6.   Precondition.
     ------------

          (a) to the Exchangeable Share Provisions shall not be operative in determining the rights and obligations of the parties under this Agreement and the Put and Call Option Agreement to the extent that DFS does not, at the time the adjustment is made, own such number of Class A Common Shares of the Company as will permit it to perform its obligations hereunder or otherwise compensate the Company for the adjustment on a basis mutually agreed by the parties hereto or to the extent that if DFS owns such number of Class A Common Shares, DFS fails to transfer such shares under Section 4(b) hereof or, after payment by DFS of the subscription price therefor, the Company fails to issue such number of Class A Common Shares or Class B Common Shares as it is required to issue to DFS under Section 4(a) or 5(a) hereof.

          (b) For purposes of clarification, the parties acknowledge and agree that DFS, Derby International and their respective Affiliates (the Derby Affiliates") shall not, by virtue of the provisions of this Agreement, the Support Agreement, the Put and Call Option Agreement or the Exchangeable Share Provisions have greater rights in respect of ownership of and/or voting powers of the Company than the Derby Affiliates (including for avoidance of any doubt DFS and Derby International) in the aggregate would have had if the only interest that they had in the Company and its Subsidiaries at the Effective Time was 30,000 Class A Common Shares and 15,000 Class B Common Shares and not, for the avoidance of any doubt any Exchangeable Shares.

7.        Consents and Waivers.
          --------------------

          (a) The parties hereby consent to any new issue of shares as described in sections 4(a) and 5(a) above and consent to and waive all restrictions (including, without limitation, any anti-dilution, rights of first offer and any other restrictions or adjustments) contained in the Shareholders' Agreement.

          (b) The parties hereby consent to the redemption of shares as described in Section 4(b) above and waive all restrictions (including, without limitation, any rights of first offer and any other restrictions or adjustments) otherwise contained in the Shareholders' Agreement and the Certificate of Incorporation of the Company.

          (c) The parties agree to cause the Company to take all actions which may be necessary or desirable to effect the issue or redemption of such Class A Common Shares and Class B Common Shares of the Company in accordance with the terms and conditions contained in its Certificate of Incorporation, as amended and restated from time to time.

          (d) The parties further agree to cause the Company to take all actions which may be necessary or desirable to enable the Company to effect the issue or redemption of such Class A Common Shares and Class B Common Shares of the Company in accordance with the terms and conditions contained in its Financing Documents, as amended and restated from time to time.

8.        Reserve. The Company shall, and LLC, Perseus and DFS shall cause the
          -------
Company to, maintain sufficient Class A Common Shares and Class B Common Shares necessary to allow the issue of additional such shares in accordance with Sections 4(a) and 5(a) above.

9.        Further Action. In case at any time any further action is necessary to
          --------------
carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of additional instruments and documents) as any other party reasonably may request, all at the cost and expense of the Company.

10.       Amendments. This Agreement may not be waived, changed, modified or
          ----------
discharged orally, unless an agreement in writing is signed by all parties to this agreement.

11.       Assignment. Except as otherwise specifically provided herein, no party
          ----------
may assign any of its rights, interests or obligations hereunder without the prior written consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that the Company may collaterally assign its rights hereunder to any person providing financing to the Company.

12.       Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, all of which shall constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date set out at the head of this Agreement, without regard to the date when any of such counterparts may actually have been made, executed or delivered.

13.  Headings. The descriptive headings contained in this Agreement are for
     --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

14.  Notices. Any consent, communication or notice required or permitted to be
     -------
given under this Agreement shall be made in writing and shall be deemed to have been duly and validly given: (i) in the case of notice sent by letter or cable, upon receipt of same; and (ii) in the case of notice sent by telefax, upon express acknowledgment (also by telefax) of receipt of transmission by the receiving party, addressed, in each case, as follows;

     (a) if to LLC and Perseus at the address indicated at the head of this Agreement with copy to:

     Kirkland & Ellis
     655 15th Street N.W.
     Washington D.C 20005
     Attention: Jack M. Feder, Esquire
     Facsimile: 202-879-5200

     (b)  if to Derby International or DFS, to either or both at:

     5 Boulevard de la Foire
     L-1528 Luxembourg
     Grand Duchy of Luxembourg
     Telefax: 352-451-23201
     Attention: Chairman

     with a copy to:
     Gottesman Jones & Partners
     8 New Fetter Lane
     London EC4A 1AP
     Telefax: 44-171-203-5205
     Attention: Sonya C. Park.

          and a copy to:
          Stikeman, Elliott
          1155 Rene-Levesque Boulevard West
          40th Floor
          Montreal, Canada H2B 3V2
          Telefax: 514-397-3222
          Attention: Elmore J. Richardson

          (c) if to RIC or the Company, at their addresses set out at the head of this Agreement or at such other address and/or telefax number as either party may hereafter furnish to the other by written notice, as herein provided.

15.       No Waiver. The failure to enforce or to require the performance at any
          ---------
time of any of the binding provisions of this Agreement shall not be construed to be a waiver of such provisions and shall not affect either the validity of this Agreement or any part thereof or the right of either party to this Agreement thereafter to enforce each and every provision in accordance with this Agreement.

16.       Further Assistance. Each of the parties to this Agreement shall take
          ------------------
all actions necessary to effect the actions contemplated in this Agreement, including without limitation, preparing and filing of Articles of Amendment to create the Exchangeable Shares, blue sky and other securities filings and transfer forms, and to execute and deliver such further instruments and take such other additional action as the other parties to the Agreement may reasonably request to effect, consummate and confirm the transactions contemplated in this Agreement.

17.       Governing Law and Jurisdiction. All questions concerning the
          ------------------------------
construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Any legal action or proceeding with respect to any matter arising under or in connection with this Agreement or the subject matter hereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each party hereto hereby accepts for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

18.       SEVERABILITY.  If any provision of this Agreement is held to be
          ------------
invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of the provisions of this Agreement shall not be affected by such judgement and the understanding of the parties embodied in this Agreement shall be carried out as nearly as possible according to their original terms and intent.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set out on the first page hereof.

DERBY INTERNATIONAL                   DERBY FINANCE S.a.r.l.
CORPORATION S.A.

By:________________                   By:___________________
Title:                                Title:


                                      THE DERBY CYCLE
DC CYCLE, L.L.C                       CORPORATION


By:________________                   By:___________________
Title:                                Title:


RALEIGH INDUSTRIES OF
CANADA LIMITED                        PERSEUS CYCLE, L.L.C.


By:________________                   By:___________________
Title:                                Title:

18.       SEVERABILITY. If any provision of this Agreement is held to be invalid
          ------------
or unenforceable by any judgment of a tribunal of competent jurisdiction the remainder of the provisions of this Agreement shall not be affected by such judgment, and the understanding of the parties embodied in this Agreement shall be carried out as nearly as possible according to their original terms and intent.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set out on the first page hereof.

DERBY INTERNATIONAL                          DERBY FINANCIAL S.a.r.l
CORPORATION S.A.


By:/s/ Alan J. Finden-Crofts                 By:/s/ Alan J. Finden-Crofts
   ---------------------------                  ---------------------------
Title:                                       Title:


                                             THE DERBY CYCLE
DC CYCLE, L.L.C.                             CORPORATION


By:/s/ Alan J. Finden-Crofts                 By:/s/ Alan J. Finden-Crofts
   ---------------------------                  ---------------------------
Title:                                       Title:


RALEIGH INDUSTRIES OF
CANADA LIMITED                               PERSEUS CYCLE, L.L.C.


By:/s/ Alan J. Finden-Crofts                 By:/s/ Alan J. Finden-Crofts
   ---------------------------                  ---------------------------
Title:                                       Title:

18.  Severability. If any provision of this Agreement is held to be invalid or
     ------------
unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of the provisions of this Agreement shall not be affected by such judgement, and the understanding of the parties embodied in this Agreement shall be carried out as nearly as possible according to their original terms and intent.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set out on the first page hereof.

DERBY INTERNATIONAL                       DERBY FINANCE S.a.r.l.
CORPORATION S.A.

By:____________________________           By:____________________________
Title:                                    Title:


                                          THE DERBY CYCLE
DC CYCLE, L.L.C.                          CORPORATION


By: /s/ SIGNATURE ILLEGIBLE ^^            By:____________________________
   ----------------------------
Title:                                    Title:


RALEIGH INDUSTRIES OF                     PERSEUS CYCLE, L.L.C.
CANADA LIMITED

By:____________________________           By:____________________________
Title:                                    Title:

18.  SEVERABILITY.  If any provision of this Agreement is held to be invalid or
     ------------
unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of the provisions of this Agreement shall not be affected by such judgement, and the understanding of the parties embodied in this Agreement shall be carried out as nearly as possible according to their original terms and intent.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set out on the first page hereof.


DERBY INTERNATIONAL                 DERBY FINANCE S.a.r.l.
 CORPORATION S.A.


By:_______________________          By:_______________________
Title:                               Title:


                                    THE DERBY CYCLE
DC CYCLE, L.L.C                      CORPORATION


By:/s/ [SIGNATURE ILLEGIBLE]^^      By:
   ---------------------------
Title:                                _______________________
                                    Title:

RALEIGH INDUSTRIES OF
CANADA LIMITED                      PERSEUS CYCLE, L.L.C.


By:_______________________          By:_______________________
Title:                              Title:

18.  Severability. If any provision of this Agreement is held to be invalid or
     ------------
unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of the provisions of this Agreement shall not be affected by such judgement, and the understanding of the parties embodied in this Agreement shall be carried out as nearly as possible according to their original terms and intent.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set out on the first page hereof.

DERBY INTERNATIONAL                       DERBY FINANCE S.a.r.l.
CORPORATION S.A.

By:____________________________           By:____________________________
Title:                                    Title:


                                          THE DERBY CYCLE
DC CYCLE, L.L.C.                          CORPORATION


By:____________________________           By:____________________________
Title:                                    Title:


RALEIGH INDUSTRIES OF                     PERSEUS CYCLE, L.L.C.
CANADA LIMITED

By:____________________________           By: /s/ SIGNATURE ILLEGIBLE ^^
                                             ----------------------------
Title:                                    Title: